UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2004

LECG CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 985-6700

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated March 25, 2004, issued by LECG Corporation (furnished herewith).

Item 12.  Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On March 25, 2004, LECG Corporation issued a press release announcing the filing of its annual report on Form 10-K, reiterating operating results and announcing revised income tax benefit and certain other information related to the fourth quarter and the year ended December 31, 2003. A copy of the March 25, 2004 press release is included as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION
(Registrant)

Date: March 25, 2004	By:	/s/ John C. Burke
John C. Burke
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 25, 2004, issued by LECG Corporation (furnished herewith)